Exhibit 10.1

EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED
CREDIT AGREEMENT
DATED AS OF OCTOBER 26, 2018
AMONG
DIAMONDBACK ENERGY, INC.,
AS PARENT GUARANTOR

DIAMONDBACK O&G LLC,
AS BORROWER,
THE OTHER GUARANTORS,
WELLS FARGO BANK, NATIONAL ASSOCIATION,
AS ADMINISTRATIVE AGENT,
AND
THE LENDERS PARTY HERETO

WELLS FARGO SECURITIES, LLC, AS
SOLE BOOK RUNNER AND SOLE LEAD ARRANGER

JPMORGAN CHASE BANK, N.A., CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
GOLDMAN SACHS BANK USA, CITIBANK, N.A. AND BANK OF AMERICA, N.A., AS
CO-DOCUMENTATION AGENTS

CAPITAL ONE, N.A., THE BANK OF NOVA SCOTIA AND U.S. BANK NATIONAL ASSOCIATION AS
AS CO-SYNDICATION AGENTS

EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
THIS EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of October 26, 2018 is among: DIAMONDBACK ENERGY, INC., a Delaware corporation, as the Parent Guarantor (the “Parent Guarantor”); DIAMONDBACK O&G LLC, a Delaware limited liability company (the “Borrower”); each of the undersigned guarantors (together with the Parent Guarantor, the “Guarantors”); each of the Lenders (as such term is defined in the Credit Agreement referred to below) party hereto; and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells”), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
R E C I T A L S
A.    The Parent Guarantor, the Borrower, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of November 1, 2013, as amended by that certain First Amendment dated as of June 9, 2014, that certain Second Amendment dated as of November 13, 2014, that certain Third Amendment dated as of June 21, 2016, that certain Fourth Amendment dated as of December 15, 2016, that certain Fifth Amendment dated as of November 28, 2017, that certain Sixth Amendment dated as of May 25, 2018 and that certain Seventh Amendment dated as of August 31, 2018 (as such may be further amended, modified or supplemented, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B.    The Borrower has requested and the Lenders signatory hereto have agreed to amend certain provisions of the Credit Agreement as set forth herein.
C.    Now, therefore, to induce the Administrative Agent and the Lenders to enter into this Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement as amended by this Amendment. Unless otherwise indicated, all section references in this Amendment refer to sections of the Credit Agreement.
Section 2.    Amendments to Credit Agreement.

2.1    Amendments to Section 1.02. Section 1.02 is hereby amended by amending or adding in the appropriate alphabetical order the following terms:

“Agreement” means this Second Amended and Restated Credit Agreement, as amended by the First Amendment dated as of June 9, 2014, the Second Amendment dated as of November 13, 2014, the Third Amendment dated as of June 21, 2016, the Fourth Amendment dated as of December 15, 2016, the Fifth Amendment dated as of November 28, 2017, the Sixth Amendment dated as of May 25, 2018, the Seventh Amendment dated as of August 31, 2018, and the Eighth Amendment dated as of October 26, 2018, as the same may be further amended, modified or supplemented from time to time.

“Elected Commitment Amount” means, with respect to any Lender, the amount which is equal to the product of the percentage for such Lender as set forth on Annex I and the then effective Aggregate Elected Commitment Amount, as the same may be modified from time to time pursuant to Section 2.07A.

2.2     Amendment to Section 9.04(a)(vi). Section 9.04(a)(vi) is hereby amended by deleting such Section in its entirety and replacing it with the following:

“(vi)    the Parent Guarantor and the Borrower may make Restricted Payments if after giving effect thereto (A) the Parent Guarantor’s ratio of Total Debt to EBITDAX (calculated in accordance with Section 9.01(a)) is equal to or less than 3.0 to 1.0 and (B) the Borrower would have liquidity (as defined in Section 9.04(b)(i)(B)(II)) equal to or greater than 15% of the then effective Borrowing Base.”

2.3    Amendment to Section 9.04(b)(i)(B)(II). Section 9.04(b)(i)(B)(II) is hereby amended by deleting such Section in its entirety and replacing it with the following:

“(II)    immediately after giving effect to such Redemption, the Borrower would have liquidity (which for the purpose of this Section 9.04 and Section 9.05(j) shall be defined as undrawn availability plus unrestricted cash and cash equivalents) equal to or greater than 15% of the then effective Borrowing Base,”

2.4     Amendment to Section 9.04(b)(i)(D). Section 9.04(b)(i)(D) is hereby amended by deleting such Section in its entirety and replacing it with the following:

“(D)    voluntary Redemptions if immediately after giving effect to such Redemption:

(I)    the Borrower would have liquidity equal to or greater than 15% of the then effective Borrowing Base, and

(II)    if there are any Loans outstanding at such time, the Parent Guarantor’s ratio of Total Debt to EBITDAX (calculated in accordance with Section 9.01(a)) is equal to or less than 3.0 to 1.0.

2.5    Amendment to Annex I. Annex I is hereby amended by deleting such Annex and replacing it with Annex I attached hereto.

Section 3.    Borrowing Base.

(a)From and after the Amendment Effective Date (as defined below) until the earlier of (i) the next Redetermination Date and (ii) the date of the delivery of a Responsible Officer’s certificate in accordance with Section 3(b) of this Amendment, the Borrowing Base shall be $2.5 billion. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time in accordance with the Credit Agreement. Each of the Borrower, on the one hand, and the Administrative Agent and the Lenders, on the other hand, agree that the redetermination of the Borrowing Base pursuant to this Section 3(a) shall constitute a Scheduled Redetermination. This Section 3(a) constitutes the New Borrowing Base Notice in accordance with Section 2.07(d) of the Credit Agreement.

(b)Effective upon receipt by the Administrative Agent of (i) a certificate of a Responsible Officer of the Borrower certifying: (A) that the Borrower or a Guarantor has consummated the acquisition of certain Oil and Gas Properties (the “Ajax Acquisition Properties”) of Ajax Resources, LLC (“Ajax”) as more particularly described in that certain Purchase and Sale Agreement dated as of July 22, 2018 by and among Ajax, Diamondback E&P LLC and the Parent Guarantor (together with all bills of sale, assignments, agreements, instruments and documents executed and delivered in connection therewith, each as may be amended, restated, amended and restated or otherwise modified from time to time in a manner not materially adverse to the Administrative Agent and the Lenders, the “Ajax Acquisition Documents”) in accordance with the terms of the Ajax Acquisition Documents (with all of the material conditions precedent thereto having been satisfied in all material respects by the parties thereto) and (B) as to the final purchase price for the Ajax Acquisition Properties after giving effect to all adjustments as of the closing date contemplated by the Ajax Acquisition Documents and specifying, by category, the Properties and amount of such adjustment; and (ii) original counterparts or copies, certified as true and complete, of the assignments, deeds and leases for all of the Ajax Acquisition Properties, the Borrowing Base shall be $2.65 billion.

Section 4.    Elected Commitment. From and after the Amendment Effective Date until adjusted pursuant to Section 2.07A, the Aggregate Elected Commitment Amount shall be $2.0 billion.

Section 5.    Assignments and Reallocations of Commitments and Loans. The Lenders have agreed among themselves, in consultation with the Borrower, to reallocate their respective Commitments, Maximum Credit Amounts, Elected Commitment Amounts, Applicable Percentages and Revolving Credit Exposures and to, among other things, allow Regions Bank, The Toronto Dominion Bank, New York Branch, Compass Bank, Comerica Bank, The Huntington National Bank, Sumitomo Mitsui Banking Corporation, and Mizuho Bank, to become parties to the Credit Agreement as Lenders (the “New Lenders”) by acquiring an interest in the Commitments, Maximum Credit Amounts, Elected Commitment Amounts, Applicable Percentages and Revolving Credit Exposures. The Administrative Agent and the Borrower hereby consent to such reallocation and the New Lenders’ acquisition of an interest in the Commitments, Maximum Credit Amounts, Elected Commitment Amounts, Applicable Percentages and Revolving Credit Exposures and the other Lenders’ assignments of their Commitments, Maximum Credit Amounts, Elected Commitment Amounts, Applicable Percentages and Revolving Credit Exposures. On the Amendment Effective Date and after giving effect to such reallocations, the Applicable Percentage, Maximum Credit Amount and Elected Commitment Amount of each Lender shall be as set forth on Annex I of this Amendment, which Annex I supersedes and replaces the Annex I to the Credit Agreement. Each Lender, including the New Lenders, hereby consents and agrees to the Applicable Percentages, Maximum Credit Amounts and Elected Commitment Amounts set forth in Annex I. With respect to such reallocation, the New Lenders shall be deemed to have acquired the Applicable Percentages, Maximum Credit Amounts and Elected Commitment Amounts allocated to them from each of the other Lenders pursuant to the terms of the Assignment and Assumption Agreement attached as Exhibit F to the Credit Agreement as if the New Lenders and the other Lenders had executed an Assignment and Assumption Agreement with respect to such allocation (with the Effective Date (as defined therein) being the Amendment Effective Date). In connection with the assignments in this Amendment and for purposes of such assignments only, the Lenders, the New Lenders, the Administrative Agent and the Borrower waive (a) any breakage costs under Section 5.02 and (b) the processing and recordation fee under Section 12.04(b)(ii)(C). If any New Lender is a Foreign Lender, such new Lender shall have delivered to the Borrower (with a copy to the Administrative Agent) the documentation required pursuant to Section 5.03(g) of the Credit Agreement prior to the Amendment Effective Date.

Section 6.    Conditions Precedent. This Amendment shall become effective on the date (the “Amendment Effective Date”) when each of the following conditions is satisfied (or waived in accordance with Section 12.02):

6.1    The Administrative Agent shall have received from all of the Lenders, the Guarantors and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of such Person.

6.2     The Administrative Agent shall have received an executed Note for each Lender requesting a Note to reflect its Aggregate Maximum Credit Amount as set forth on Annex I.

6.3    The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

6.4    No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Amendment.

The Administrative Agent is hereby authorized and directed to declare this Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted in Section 12.02. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 7.    Miscellaneous.

7.1    Confirmation. The provisions of the Credit Agreement, as amended by this Amendment, shall remain in full force and effect following the effectiveness of this Amendment.

7.2    Ratification and Affirmation; Representations and Warranties. Each of the Guarantors and the Borrower hereby (a) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby and (b) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Amendment:

(i)    all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case such representations and warranties shall be true and correct as of such specified earlier date,

(ii)    no Default or Event of Default has occurred and is continuing, and

(iii)    no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

7.3    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

7.4    NO ORAL AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

7.5    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

7.6    Payment of Expenses. In accordance with Section 12.03, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees, charges and disbursements of counsel to the Administrative Agent.

7.7    Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7.8    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

7.9    Loan Document. This Amendment is a Loan Document.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

DIAMONDBACK O&G LLC, as Borrower

By:	/s/ Teresa L. Dick
Name:	Teresa L. Dick
Title:	Chief Financial Officer, Executive Vice
President and Assistant Secretary

DIAMONDBACK ENERGY, INC.,
as the Parent Guarantor

By:	/s/ Teresa L. Dick
Name:	Teresa L. Dick
Title:	Chief Financial Officer, Executive Vice
President and Assistant Secretary

DIAMONDBACK E&P LLC,
as a Guarantor

By:	/s/ Teresa L. Dick
Name:	Teresa L. Dick
Title:	Chief Financial Officer, Executive Vice
President and Assistant Secretary

RATTLER MIDSTREAM LLC,
as a Guarantor

By:	/s/ Teresa L. Dick
Name:	Teresa L. Dick
Title:	Chief Financial Officer, Executive Vice
President and Assistant Secretary

SIDEWINDER MERGER SUB INC.,
as a Guarantor

By:	/s/ Teresa L. Dick
Name:	Teresa L. Dick
Title:	Chief Financial Officer, Executive Vice
President and Assistant Secretary

SIGNATURE PAGE
EIGHTH AMENDMENT TO CREDIT AGREEMENT

WELLS FARGO BANK,
NATIONAL ASSOCIATION,
as Administrative Agent and a Lender

By:	/s/ Todd Fogle
Name:	Todd Fogle
Title:	Director

SIGNATURE PAGE
EIGHTH AMENDMENT TO CREDIT AGREEMENT

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Lyle Levy Jr.
Name:	Lyle Levy Jr.
Title:	Vice President

SIGNATURE PAGE
EIGHTH AMENDMENT TO CREDIT AGREEMENT

CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH, as a Lender

By:	/s/ Nupur Kumar
Name:	John D. Toronto
Title:	Authorized Signatory

By:	/s/ Sophie Bulliard
Name:	Sophie Bulliard
Title:	Authorized Signatory

SIGNATURE PAGE
EIGHTH AMENDMENT TO CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA, HOUSTON
BRANCH, as a Lender

By:	/s/ Ryan Knape
Name:	Ryan Knape
Title:	Director

SIGNATURE PAGE
EIGHTH AMENDMENT TO CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Tara McLean
Name:	Tara McLean
Title:	Vice President

SIGNATURE PAGE
EIGHTH AMENDMENT TO CREDIT AGREEMENT

JPMORGAN CHASE BANK, N. A.,
as a Lender

By:	/s/ Kody J. Nerios
Name:	Kody J. Nerios
Title:	Authorized Officer

SIGNATURE PAGE
EIGHTH AMENDMENT TO CREDIT AGREEMENT

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Ryan Durkin
Name:	Ryan Durkin
Title:	Authorized Signatory

SIGNATURE PAGE
EIGHTH AMENDMENT TO CREDIT AGREEMENT

CITIBANK, N.A.,
as a Lender

By:	/s/ Jeff Ard
Name:	Jeff Ard
Title:	Vice President

SIGNATURE PAGE
EIGHTH AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Ronald E. McKaig
Name:	Ronald E. McKaig
Title:	Director

SIGNATURE PAGE
EIGHTH AMENDMENT TO CREDIT AGREEMENT

SUNTRUST BANK,
as a Lender

By:	/s/ Arize Agumadu
Name:	Arize Agumadu
Title:	Director

SIGNATURE PAGE
EIGHTH AMENDMENT TO CREDIT AGREEMENT

ZIONS BANCORPORATION, N.A. dba
AMEGY BANK, as a Lender

By:	/s/ JB Askew
Name:	JB Askew
Title:	Senior Vice President - Amegy Bank Division

SIGNATURE PAGE
EIGHTH AMENDMENT TO CREDIT AGREEMENT

ING CAPITAL LLC,
as a Lender

By:	/s/ Josh Strong
Name:	Josh Strong
Title:	Director

By:	/s/ Juli Bieser
Name:	Juli Bieser
Title:	Managing Director

SIGNATURE PAGE
EIGHTH AMENDMENT TO CREDIT AGREEMENT

COMMONWEALTH BANK OF
AUSTRALIA, as a Lender

By:	/s/ David Pichut
Name:	David Pichut
Title:	Senior Associate

SIGNATURE PAGE
EIGHTH AMENDMENT TO CREDIT AGREEMENT

BOKF, N.A. DBA BANK OF OKLAHOMA,
as a Lender

By:	/s/ John Krenger
Name:	John Krenger
Title:	Vice President

SIGNATURE PAGE
EIGHTH AMENDMENT TO CREDIT AGREEMENT

BRANCH BANKING AND TRUST
COMPANY, as a Lender

By:	/s/ James Giordano
Name:	James Giordano
Title:	Senior Vice President

SIGNATURE PAGE
EIGHTH AMENDMENT TO CREDIT AGREEMENT

CANADIAN IMPERIAL BANK OF
COMMERCE, NEW YORK BRANCH,
as a Lender

By:	/s/ Megan Larson
Name:	Megan Larson
Title:	Authorized Signatory

By:	/s/ Trudy Nelson
Name:	Trudy Nelson
Title:	Authorized Signatory

SIGNATURE PAGE
EIGHTH AMENDMENT TO CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Sandra Salazar
Name:	Sandra Salazar
Title:	Managing Director

SIGNATURE PAGE
EIGHTH AMENDMENT TO CREDIT AGREEMENT

IBERIABANK,
as a Lender

By:	/s/ Moni Collins
Name:	Moni Collins
Title:	Senior Vice President

SIGNATURE PAGE
EIGHTH AMENDMENT TO CREDIT AGREEMENT

WEST TEXAS NATIONAL BANK,
as a Lender

By:	/s/ Chris L. Whigham
Name:	Chris L. Whigham
Title:	Bank President

SIGNATURE PAGE
EIGHTH AMENDMENT TO CREDIT AGREEMENT

FROST BANK, A TEXAS STATE BANK,
as a Lender

By:	/s/ Jack Herndon
Name:	Jack Herndon
Title:	Senior Vice President

SIGNATURE PAGE
EIGHTH AMENDMENT TO CREDIT AGREEMENT

COMPASS BANK,
as a Lender

By:	/s/ Gabriela Azcarate
Name:	Gabriela Azcarate
Title:	Vice President

SIGNATURE PAGE
EIGHTH AMENDMENT TO CREDIT AGREEMENT

THE TORONTO-DOMINION BANK, NEW
YORK BRANCH, as a Lender

By:	/s/ Annie Dorval
Name:	Annie Dorval
Title:	Authorized Signatory

SIGNATURE PAGE
EIGHTH AMENDMENT TO CREDIT AGREEMENT

REGIONS BANK,
as a Lender

By:	/s/ William A Philipp
Name:	William A Philipp
Title:	Managing Director

SIGNATURE PAGE
EIGHTH AMENDMENT TO CREDIT AGREEMENT

MIZUHO BANK, Ltd.,
as a Lender

By:	/s/ Donna DeMagistris
Name:	Donna DeMagistris
Title:	Authorized Signatory

SIGNATURE PAGE
EIGHTH AMENDMENT TO CREDIT AGREEMENT

THE HUNTINTON NATIONAL BANK,
as a Lender

By:	/s/ Margaret Niekrash
Name:	Margaret Niekrash
Title:	Senior Vice President

SIGNATURE PAGE
EIGHTH AMENDMENT TO CREDIT AGREEMENT

SUMITOMO MITSUI BANKING
CORPORATION, as a Lender

By:	/s/ Katsuyuki Kubo
Name:	Katsuyuki Kubo
Title:	Managing Director

SIGNATURE PAGE
EIGHTH AMENDMENT TO CREDIT AGREEMENT

COMERICA BANK,
as a Lender

By:	/s/ V. Mark Fuqua
Name:	V. Mark Fuqua
Title:	Executive Vice President

SIGNATURE PAGE
EIGHTH AMENDMENT TO CREDIT AGREEMENT

LIST OF MAXIMUM CREDIT AMOUNTS

Name of Lender	Applicable Percentage	Maximum Credit Amount
Wells Fargo Bank, National Association	6.0000000%	$300,000,000.00
Capital One, National Association	5.1250000%	$256,250,000.00
Credit Suisse AG, Cayman Islands Branch	5.1250000%	$256,250,000.00
The Bank of Nova Scotia	5.1250000%	$256,250,000.00
U.S. Bank National Association	5.1250000%	$256,250,000.00
JPMorgan Chase Bank, N.A.	5.1250000%	$256,250,000.00
Goldman Sachs Bank USA	5.1250000%	$256,250,000.00
Citibank, N.A.	5.1250000%	$256,250,000.00
Bank of America, N.A.	5.1250000%	$256,250,000.00
SunTrust Bank	3.5000000%	$175,000,000.00
ZB, N.A. dba Amegy Bank	2.5000000%	$125,000,000.00
ING Capital LLC	3.5000000%	$175,000,000.00
Commonwealth Bank Of Australia	3.5000000%	$175,000,000.00
BOKF, N.A., dba Bank of Oklahoma	2.5000000%	$125,000,000.00
Branch Banking and Trust Company	3.5000000%	$175,000,000.00
Canadian Imperial Bank of Commerce, New York Branch	3.5000000%	$175,000,000.00
PNC Bank, National Association	3.5000000%	$175,000,000.00
Iberiabank	2.5000000%	$125,000,000.00
West Texas National Bank	1.2500000%	$62,500,000.00
Frost Bank, a Texas State Bank	1.7500000%	$87,500,000.00
Compass Bank	3.5000000%	$175,000,000.00
The Toronto-Dominion Bank, New York Branch	3.5000000%	$175,000,000.00
Regions Bank	3.5000000%	$175,000,000.00
Mizuho Bank, Ltd.	3.5000000%	$175,000,000.00
The Huntington National Bank	2.5000000%	$125,000,000.00
Sumitomo Mitsui Banking Corporation	2.5000000%	$125,000,000.00
Comerica Bank	2.5000000%	$125,000,000.00
Total	100.000000000%	$5,000,000,000.00

Annex 1